Exhibit 99.1

AGBA Acquisition Limited Receives Expected Notice From Nasdaq Regarding Delayed Quarterly Report

NEW YORK, June 4, 2021 /PRNewswire/ -- AGBA Acquisition Limited (NASDAQ: AGBA) (the “Company”), announced today that, on May 21, 2021, it received a notice (“Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because the Company failed to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (“SEC”). The Notice has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

As previously disclosed in the Form 12b-25 filed on May 18, 2021 by the Company, on April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”). As result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the redeemable warrants that were included in the units issued by the Company in its initial public offering and (ii) the redeemable warrants that were issued in a private placement.

Under Nasdaq rules, the Company has 60 calendar days from the date of the Notice, or until July 27, 2021, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company's plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-Q or until November 22, 2021, to regain compliance. The Company is continuing to review the impacts of the SEC Statement on the Company’s unaudited financial statements for the quarterly period ended March 31, 2021 and is working diligently to complete the Form 10-Q as soon as reasonably practicable with the intention of regaining compliance.

About AGBA Acquisition Limited

AGBA Acquisition Limited is a British Virgin Islands company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company's efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although the Company intends to focus on operating businesses in the healthcare, education, entertainment and financial services sectors that have their principal operations in China.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Gordon Lee

AGBA Acquisition Limited

+852 6872 0258